                                                                  EXHIBIT 10.2










                    -----------------------------------------


                          LIMITED PARTNERSHIP AGREEMENT

                                       OF

                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.

                    ----------------------------------------











                          Dated as of December 5, 1997

                                TABLE OF CONTENTS




ARTICLE I.........................................................................................................2

         Section 1.1          Definitions.........................................................................2

ARTICLE II........................................................................................................9

         Section 2.1          Formation of the Partnership........................................................9
         Section 2.2          Partnership Name....................................................................9
         Section 2.3          Purposes of the Partnership.........................................................9
         Section 2.4          Title to Partnership Property......................................................10
         Section 2.5          Effective Date.....................................................................10
         Section 2.6          Registered Office; Principal Place of Business.....................................10
         Section 2.7          Qualifications in Other Jurisdictions..............................................10

ARTICLE III......................................................................................................11

         Section 3.1          Term of Partnership................................................................11

ARTICLE IV.......................................................................................................11

         Section 4.1          Capital Contributions of the Partners..............................................11
         Section 4.2          Withdrawal and Return of Capital...................................................11
         Section 4.3          Interest on Capital................................................................11
         Section 4.4          Capital Accounts...................................................................11
         Section 4.5          Incorporation and Public Offering..................................................12
         Section 4.6          Right to Require Termination.......................................................13
         Section 4.7          Fund Put Right.....................................................................14
         Section 4.8          Registration of ENBC Common Stock..................................................16
         Section 4.9          Registration Procedures............................................................18
         Section 4.10         Registration Expenses..............................................................22
         Section 4.11         Indemnification....................................................................22
         Section 4.12         Additional Capital.................................................................24
         Section 4.13         Partnership Repurchase Right.......................................................25
         Section 4.14         Change in Control..................................................................25

ARTICLE V........................................................................................................26

         Section 5.1          Allocation of Profits and Losses...................................................26
         Section 5.2          Special Allocations................................................................26
         Section 5.3          Allocation of Tax Credits..........................................................27
         Section 5.4          Section 704(c) Allocations.........................................................27
         Section 5.5          Certain Other Allocation Rules.....................................................28
         Section 5.6          Special Allocation of Recapture....................................................28
         Section 5.7          Allocations to the General Partner.................................................28

ARTICLE VI.......................................................................................................29

         Section 6.1          Distributions......................................................................29
         Section 6.2          Distributions for Tax Purposes.....................................................29
         Section 6.3          Restrictions on Distributions......................................................30
         Section 6.4          Payment and Withholding of Certain Taxes...........................................30

ARTICLE VII......................................................................................................31

         Section 7.1          Rights and Obligations of Limited Partners.........................................31
         Section 7.2          Conduct of Other Business Activities by the Partners...............................31
         Section 7.3          Assignments by Partners............................................................33
         Section 7.4          Admission of Additional Partners...................................................35
         Section 7.5          Resignation of Partners Prohibited.................................................35

ARTICLE VIII.....................................................................................................35

         Section 8.1          Management of the Partnership......................................................35
         Section 8.2          Certain Obligations of General Partner.............................................39
         Section 8.3          Liability of General Partner for Certain Acts
                                 or Omissions....................................................................40
         Section 8.4          Indemnification....................................................................40
         Section 8.5          General Partner as Limited Partner.................................................42
         Section 8.6          Tax Matters Partner................................................................43

ARTICLE IX.......................................................................................................43

         Section 9.1          Dissolution of Partnership.........................................................43
         Section 9.2          Final Accounting...................................................................44
         Section 9.3          Liquidation; Distribution..........................................................44
         Section 9.4          Termination........................................................................45

ARTICLE X........................................................................................................45

         Section 10.1         Notices............................................................................45
         Section 10.2         Governing Law......................................................................45
         Section 10.3         Amendments.........................................................................45
         Section 10.4         Power of Attorney..................................................................46
         Section 10.5         Successors and Assigns.............................................................47
         Section 10.6         Counterparts.......................................................................47
         Section 10.7         Fiscal Year........................................................................47
         Section 10.8         Modifications to be in Writing.....................................................47
         Section 10.9         Action for Partition or Distribution in Kind.......................................47
         Section 10.10        Captions...........................................................................47
         Section 10.11        Pronouns and Plurals...............................................................47
         Section 10.12        Validity and Severability..........................................................47
         Section 10.13        Statutory References...............................................................48
         Section 10.14        Primacy of Certain Agreements......................................................48

                          LIMITED PARTNERSHIP AGREEMENT

                                       of

                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.

                  This Limited Partnership Agreement (the "Agreement") of Einstein/Noah Bagel Partners, L.P. (the "Partnership") is made as of December 5, 1997, by and among the persons whose names are set forth on Schedule A hereto (the "Parties").

                                    Recitals

                  WHEREAS, the Parties are members of a Delaware limited liability company known as "Noah's Pacific, L.L.C." (the "Company"). The Members and Manager of the Company have now determined to convert the Company to a Delaware limited partnership pursuant to Section 18-216 of the Delaware Limited Liability Company Act and Section 17-217 of the Delaware Revised Uniform Limited Partnership Act (the "Act"). Pursuant to Section 17-217, the Members and Manager of the Company hereby adopt this Limited Partnership Agreement to provide for the regulation of the affairs of the Partnership.

                  WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of the date hereof, by and among the Company, Colonial Bagels, L.P., Great Lakes Bagels, L.P., Gulfstream Bagels, L.P. and Sunbelt Bagels, L.L.C. (the "Area Developers"), each of the Area Developers (other than the Company) will be merged with and into the Partnership with the Partnership as the surviving entity; and

                  WHEREAS, the Parties desire to form the Partnership in order to conduct the businesses previously conducted by the Area Developers (the "Business").

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, the Parties hereby agree as follows:

                                    ARTICLE I

                  Section 1.1 Definitions. When used in this Agreement the following terms shall have the meanings set forth below:

                  "Act" means the Delaware Revised Uniform Limited Partnership Act as in effect from time to time.

                  "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person; for purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise.

                  "Agreement" means this Limited Partnership Agreement, as from time to time amended.

                  "Area Development Agreement" means the amended and restated area development agreement dated as of the date hereof between ENBC and the Partnership, as it may be amended or amended and restated from time to time.

                  "Assignee" means a person to whom an interest in the Partnership has been transferred in accordance with the provisions of this Agreement but who has not been admitted as a substitute or additional Partner.

                  "Available Cash" means, with respect to any fiscal year, the sum of (i) all cash receipts of the Partnership during such fiscal year (excluding for this purpose Capital Contributions, including without limitation any payments on notes delivered pursuant to Section 4.1), and (ii) all reductions made by the General Partner during such fiscal year in reserves established as hereinafter provided, less the sum of (i) all cash operating expenditures, all cash debt service payments (including payments of principal and interest and penalties, if any), and all Tax Distributions and (ii) all additions to reserves during such fiscal year deemed reasonably appropriate by the General Partner, including reserves for capital expenditures, working capital and contingent liabilities.

                  "Bankruptcy" means the occurrence of any event or action described in Section 17-402A(4) of the Act with respect to the General Partner or any other Person.

                  "Capital Account" of a Partner means the Capital Account established for such Partner under Section 4.4.

                  "Capital Contribution" means, with respect to any Partner or Assignee, the amount of cash and the fair market value of any property other than cash contributed by the Partner or Assignee (or its predecessor in interest) to the Partnership.

                  "Change in Control" shall have the meaning ascribed to it
4.14.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commission" shall have the meaning ascribed to it in Section 4.8.

                  "Covered Capacities" shall have the meaning ascribed to it in
Section 8.4.

                  "Credit Agreement" means ENBC's Credit Agreement with Bank of America National Trust and Savings Association, LaSalle National Bank and General Electric Capital Corporation in effect on the date hereof.

                  "Deferral Period" shall have the meaning ascribed to it in
Section 4.8(c).

                  "Depreciation" means, for each fiscal year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for Federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the Federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis.

                  "Development Schedule" shall have the meaning ascribed to it in the Area Development Agreement.

                  "Dissolution" of a Partner which is not a natural person means that such Partner has terminated its existence, wound up its affairs and dissolved.

                  "Distribution" means, with respect to any Partner, the amount of cash and the fair market value of any property other than cash distributed by the Partnership to the Partner.

                  "ENBC" means Einstein/Noah Bagel Corp., a Delaware corporation.

                  "ENBC Note" means the Note, as defined in the Secured Loan Agreement, as it may be amended or amended and restated from time to time (and any other note that may be substituted therefor).

                  "Einstein/Noah Bagel Partners" means Einstein/Noah Bagel Partners, L.P., a Delaware limited partnership.

                  "Einstein/Noah Bagel Partners, Inc." means Einstein/Noah Bagel Partners, Inc., a wholly owned subsidiary of ENBC.

                  "Fund" means Bagel Store Development Funding, L.L.C., a Delaware limited liability company.

                  "Fund Put Right" shall have the meaning ascribed to it in
Section 4.5.

                  "General Partner" means, as of any particular time, Einstein/Noah Bagel Partners, Inc., or such other Person who is at such time a general partner of the Partnership.

                  "General Partner Units" means Units in the Partnership held by the General Partner as a general partner.

                  "Gross Asset Value" means, with respect to any asset, the adjusted basis for Federal income tax purposes of such asset, except as follows:

                                            (a)   The initial Gross Asset Value
of any asset contributed by a Partner to the Partnership shall be the fair market value of such asset, as determined by the contributing Partner and the Partnership.

                                            (b)   The Gross Asset Values of all
Partnership assets shall be adjusted to equal their respective fair market values, as determined by the General Partner, as of the following times: (a) the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (b) the distribution by the Partnership to a Partner of more than a de minimis amount of property as consideration for an interest in the Partnership; and (c) the liquidation of the Partnership within the meaning of Section 1.704-1(b)(2)
(ii)(g) of the Treasury Regulations; provided, however, that adjustments pursuant to clauses (a) and (b) above shall be made only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners. The Gross Asset Values of any Partnership assets distributed to any Partner shall be the fair market value of such asset on the date of distribution; and The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Section 734(b) or Section 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Section 1.074-1(b)(2)(iv)(m) of the Treasury Regulations and Section 5.2(d). If the Gross Asset Value of an asset has been determined or adjusted pursuant to clauses (a) or (b), above, such Gross Asset Value shall thereafter be adjusted in the same manner as would the asset's basis for federal income tax purposes except that in lieu of regular depreciation, the Partnership shall take deductions for Depreciation.

                  "Holders" shall have the meaning ascribed to it in Section
4.8.

                  "Incorporation" shall have the meaning ascribed to it in
Section 4.5.

                  "IPO Consent" shall have the meaning ascribed to it in Section 4.5.

                  "IPO Notice" shall have the meaning ascribed to it in Section 4.5.

                  "Issue Date" shall have the meaning ascribed to it in Section 4.8.

                  "License Agreement" means any license agreement between ENBC and the Partnership.

                  "License Termination" shall have the meaning ascribed to it in Section 4.6.

                  "Limited Partner Units" means Units in the Partnership held by a partner who is not a general partner.

                  "Majority Interest" means, with respect to any group of Partners as of any particular time, Partners in such group whose Units (including both General Partner Units and Limited Partner Units except as otherwise specifically provided) at such time exceed one-half of the outstanding Units of all Partners in such group at such time.

                  "Newco" shall have the meaning ascribed to it in Section 4.5.

                  "Notice Holder" shall have the meaning ascribed to it in
Section 4.8(b).

                  "Nonrecourse Deductions"shall have the meaning ascribed to it in Section 1.704-2 (b)(1) of the Treasury Regulations.

                  "Other Business Entity" shall have the meaning ascribed to it in Section 17-211 of the Act.

                  "Partner" means Persons named as partners of the Partnership on Schedule A hereto and includes Persons admitted as additional Partners or substitute Partners pursuant to the provisions of this Agreement.

                  "Partner Nonrecourse Debt" shall have the meaning ascribed to it in Section 1.704-2(b)(4) of the Treasury Regulations.

                  "Partner Nonrecourse Deductions" has the meaning set forth in
Section 1.704-2(i)(2) of the Treasury Regulations.

                  "Partnership" means the limited partnership formed hereby.

                  "Partnership Value" shall have the meaning ascribed to it in
Section 4.7(b).

                  "Person" means an individual, corporation, partnership, limited liability partnership, association, trust, joint venture, unincorporated organization, other entity or group.

                  "Profits" or "Losses" means, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

                                            (i)   any income of the Partnership
         that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be added to such taxable income or loss;

                                            (ii)  any expenditures of the
         Partnership described in Code Section 705(a)(2)(B) or treated as
         Section 705(a)(2)(B) expenditures pursuant to Section 1.704-1(b)(2)(iv)(i) of the Treasury Regulations and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be subtracted from such taxable income or loss;

                                            (iii) in the event the Gross Asset
         Value of any Partnership asset is adjusted pursuant to clause (ii) or
         (iii) of the definition of "Gross Asset Value", the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

                                            (iv)  gain or loss resulting from
         any disposition of any property of the Partnership with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value; and

                                            (v)   in lieu of the depreciation,
         amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period, computed in accordance with the definition of "Depreciation."

                  "Prospectus" shall have the meaning ascribed to it in Section 4.8(b).

                  "Public Offering" shall have the meaning ascribed to it in
Section 4.5.

                  "Put Date" shall have the meaning ascribed to it in Section 4.7(b).

                  "Put Notice" shall have the meaning ascribed to it in Section 4.7.

                  "Put Price" means the Partnership Value divided by the total number of outstanding Units at the time of the determination of the Put Price.

                  "Put Right" shall have the meaning ascribed to it or Section 4.7.

                  "Registerable Securities" shall have the meaning ascribed to it in Section 4.8(a).

                  "Secured Loan Agreement" means the secured loan agreement originally dated as of the date hereof between ENBC and the Partnership, as it may be amended or amended and restated from time to time.

                  "Selling Confirmation" shall have the meaning ascribed to it in Section 4.8(d).

                  "Selling Period" shall have the meaning ascribed to it in
Section 4.8(d)(ii).

                  "Selling Notice" shall have the meaning ascribed to it in
Section 4.8(b).

                  "Shelf Registration" shall have the meaning ascribed to it in
Section 4.8(a).

                  "Shelf Registration Period" shall have the meaning ascribed to it in Section 4.8(a).

                  "Shelf Registration Statement" shall have the meaning ascribed to it in Section 4.8.

                  "Successors and Assignees" has the meaning ascribed to it in the Secured Loan Agreement.


                  "Tax Distributions" shall have the meaning ascribed to it in
Section 6.2(a).

                  "Tax Matters Partner" shall have the meaning ascribed to it in Section 8.6.

                  "Termination Consent" shall have the meaning ascribed to it in Section 4.6.

                  "Termination Notice" shall have the meaning ascribed to it in
Section 4.6.

                  "Transfer" shall have the meaning ascribed to it in Section 7.3(a).

                  "Treasury Regulations" means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations may be amended from time to time.

                  "Units" refers to the interest of a Partner or Assignee in the Profits, Losses, income, deductions and credits of the Partnership and Distributions by the Partnership and includes both General Partner Units and Limited Partner Units. The number of Units held by each Person admitted to the Partnership as a Partner and by each Assignee shall be as set forth on Schedule A, which shall also indicate whether such Units are General Partner Units or Limited Partner Units.

                                   ARTICLE II

                  Section 2.1 Formation of the Partnership. The parties intend to convert the Company to a limited partnership pursuant to Section 17-217 of the Act by (i) adopting this Agreement and (ii) filing promptly a certificate of conversion to limited partnership and a certificate of limited partnership ("Certificate") of the Partnership with the office of the Secretary of State of the State of Delaware under the name "Einstein/Noah Bagel Partners, L.P." The Partners hereby agree that the rights, duties and liabilities of the Partners and the General Partner shall be as provided in the Act, except as otherwise expressly provided herein.

                  Section 2.2 Partnership Name. The business of the Partnership shall be conducted under the name Einstein/Noah Bagel Partners, L.P. or under such other name as the General Partner may from time to time determine.

                  Section 2.3   Purposes of the Partnership.

                           (a)  The Partnership is organized primarily for
the purpose of acquiring, constructing, owning and operating stores under the name Einstein Bros.(R) Bagels and Noah's New York Bagels(R) stores (the "Stores") as a franchisee or licensee of ENBC. The Partnership is a party to the Area Development Agreement, pursuant to which it has the right, on the terms and subject to the conditions set forth herein, to develop and thereafter own and operate Stores in the Development Area. The Partnership shall be authorized to engage in any and all other activities, whether or not related to the foregoing, which in the judgment of the General Partner may be beneficial or desirable for the achievement of the purposes of the Partnership.

                           (b)  Subject to the limitations expressly set forth
in this Agreement, the Partnership and the General Partner shall have the power and authority to do any and all acts and things deemed necessary or desirable by the General Partner to further the Partnership's purposes and carry on its business, including, but not limited to, the following:

                                            (i)   entering into any kind of
         activity and performing contracts of any kind necessary or desirable for the accomplishment of the purposes of the Partnership;

                                            (ii)  acquiring any property, real
         or personal, in fee or under lease or license, or any rights therein or appurtenant thereto, necessary or desirable for the accomplishment of the purposes of the Partnership;

                                            (iii) borrowing money and issuing
         evidences of indebtedness and securing any such indebtedness by mortgage or pledge of, or other lien on, the assets of the Partnership;

                                            (iv)  entering into any such
         instruments and agreements as the General Partner may deem necessary or desirable for the ownership, management, operation, leasing and sale of the Partnership's property; and

                                            (v)   negotiating and concluding
         agreements for the sale, exchange or other disposition of all or substantially all of the properties of the Partnership, or for the refinancing of any loan or payment obtained by the Partnership.

                  Section 2.4 Title to Partnership Property. Title to Partnership property shall be held in the name of the Partnership or its nominee.

                  Section 2.5 Effective Date. This Agreement shall become effective upon the execution of this Agreement by the Parties.

                  Section 2.6 Registered Office; Principal Place of Business. The name of the Partnership's registered agent for service of process is The Corporation Trust Company, and the address of the Partnership's registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801. The principal place of business of the Partnership shall be at 14123 Denver West Parkway, Golden, CO 80401-4086. The General Partner may change the Partnership's registered agent or the location of the Partnership's registered office or principal place of business as the General Partner may from time to time determine.

                  Section 2.7 Qualifications in Other Jurisdictions. The General Partner may cause the Partnership to be qualified, formed or registered under assumed or fictitious names statutes or similar laws in any jurisdiction in which the Partnership transacts business. The General Partner may execute, deliver and file any certificates (and any amendments and/or restatements thereof) necessary for the Partnership to do business in a jurisdiction in which the Partnership may wish to conduct such business.

                                   ARTICLE III

                  Section 3.1 Term of Partnership. The term of the Partnership shall continue until December 31, 2022, unless the Partnership is earlier dissolved in accordance with the provisions of this Agreement or the Act.

                                   ARTICLE IV

                  Section 4.1 Capital Contributions of the Partners. The Capital Contributions made by each of the Partners are as set forth on Schedule A.

                  Section 4.2 Withdrawal and Return of Capital. No Partner shall have the right to withdraw or to demand a return of any his Capital Contribution, except upon dissolution and winding up of the Partnership in accordance with the terms of Section 10.3. Any return of such Capital Contribution shall be made solely from the assets of the Partnership (including the Capital Contributions of the Partners) and only in accordance with the terms hereof, and no Partner shall have personal liability for the return of any other Partner's Capital Contribution. Under circumstances requiring a return of any Capital Contribution, no Partner shall have the right to receive property other than cash except as may be specifically provided herein, and to the extent any moneys which any Partner is entitled to receive pursuant to Article VI hereof or any other provision of this Agreement would constitute a return of capital, each of the Partners consents to the withdrawal of such capital.

                  Section 4.3 Interest on Capital. No interest shall accrue or be paid on any Capital Contribution made to the Partnership.

                  Section 4.4   Capital Accounts.

                           (a)  The Partnership shall create upon its books and
records a capital account ("Capital Account") for each Partner and Assignee, which shall be maintained in accordance with the following provisions:

                                            (i)   To each Partner's or
         Assignee's Capital Account there shall be credited such Partner's or Assignee's Capital Contributions, such Partner's or Assignee's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 5.2 to such Partner or Assignee, the amount of any Partnership liabilities which are assumed by such Partner or Assignee or which are secured by any property distributed to such Partner or Assignee and such Partner or Assignee's share of any increase in Gross Asset Value.

                                            (ii)  To each Partner's or
         Assignee's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any property distributed to such Partner pursuant to any provision of this Agreement, such Partner's or Assignee's distributive share of Losses and any items in the nature of deductions or losses which are specially allocated pursuant to Section
         5.2 to such Partner or Assignee, the amount of any liabilities of such Partner or Assignee which are assumed by the Partnership or which are secured by any property contributed by such Partner or Assignee to the Partnership and such Partner or Assignee's share of any decrease in Gross Asset Value.

                                            (iii)  In the event all or a portion
         of an interest in the Partnership is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

                                            (iv)  In determining the amount of
         any liability for purposes of clauses (i) and (ii) above, there shall be taken into account Section 752(c) of the Code and any other applicable provisions of the Code and Treasury Regulations.

                  Section 4.5   Incorporation and Public Offering

                           (a)  At any time after December 5, 1999 (or such
earlier date as a Change in Control occurs) and prior to the end of the 42-month period commencing on December 5, 1997, the Fund may request by written notice to the Partnership (the "IPO Notice") that the business and assets of the Partnership be transferred to a newly organized Delaware corporation (the "Incorporation") and the Partnership effect a public offering of common stock of Newco (as defined below) pursuant to a "firm commitment" underwriting (the "Public Offering"). The right to request the Incorporation and the Public Offering is personal to the Fund and may not be sold or assigned upon the Dissolution of the Fund or otherwise. In the event of such a request, the Incorporation shall be effected on the following terms and in the following manner:

                                            (i)   the parties shall organize a
         Delaware corporation ("Newco"), the certificate of incorporation and the bylaws of which shall be in form and substance reasonably satisfactory to the Fund;

                                            (ii)  in the Incorporation the
         holders of Units of the Partnership shall receive shares of common stock of Newco in proportion to the number of Units held by them; and

                                            (iii) the Incorporation shall be
         effected pursuant to such agreements, assignments and other instruments as shall be satisfactory to counsel for the parties, including without limitation, agreements that include customary representations and warranties regarding title to any transferred interests.

                           (b)  Upon the Incorporation, Newco will use its
reasonable best efforts, as promptly as practicable, (i) to register the shares of its common stock held by the Fund under the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws, (ii) to enter into an agreement in customary form for an underwritten "firm commitment" public offering of such shares with one or more underwriters selected by Newco and reasonably acceptable to the Fund and (iii) to cause such offering to be consummated.

                           (c)  Notwithstanding the provisions of Sections
4.5(a) and (b) hereof, the Partnership shall not take any of the steps provided for in such Sections without the prior written consent of ENBC (the "IPO Consent").

                  Section 4.6   Right to Require Termination.

                           (a)  At any time after December 5, 1999 (or such
earlier date as a Change in Control occurs) and prior to the end of the 42-month period commencing on December 5, 1997, the Fund may request by written notice to the Partnership (the "Termination Notice") that the Partnership seek to terminate its obligation to pay royalties (and any obligation of ENBC to provide services) pursuant to all franchise and license agreements between the Partnership and ENBC (a "License Termination"). Other than the License Termination, such franchise and license agreements shall remain in full force and effect. The right to request the License Termination is personal to the Fund and may not be sold or assigned upon the Dissolution of the Fund or otherwise.

                           (b)  Notwithstanding the provisions of Section 4.6(a)
hereof, the parties acknowledge that the Partnership does not and will not have the right to cause the License Termination without the prior written consent of ENBC (the "Termination Consent").

                  Section 4.7   Fund Put Right.

                           (a)  In the event that the IPO Consent or the
Termination Consent is not received by the Partnership within 120 days of the IPO Notice or the Termination Notice, respectively, then the Fund shall have the right, at any time after such 120 day period and prior to the later of (i) the end of the 42-month period commencing on December 5, 1997 and (ii) 60 days after the end of such 120-day period, on the other terms and subject to the conditions set forth herein (the "Put Right"), to require the Partnership or ENBC to purchase all but not less than all the Units owned by the Fund at the Put Price. The Fund may exercise the Put Right by giving written notice to the Partnership or ENBC of such exercise (the "Put Notice"). The Put Right is personal to the Fund and may not be sold or assigned upon the Dissolution of the Fund or otherwise.

                           (b)  The Put Price shall be the Partnership Value (as
herein defined) divided by the total number of Units outstanding as of the date of the Put Notice (the "Put Date"). The "Partnership Value" means the amount equal to (i) the income from operations of the Partnership (computed in accordance with generally accepted accounting principles) before general and administrative expenses, depreciation and amortization, but after royalties and marketing expenses (including without limitation contributions to national and local advertising funds), for the highest of the two fiscal quarters prior to the quarter in which the Put Date occurs, adjusted by adding back to income from operations any amounts deducted therefrom representing rental expense with respect to capital leases and leases that are not classified as capital leases for financial accounting purposes but that are intended to be treated as secured borrowings under applicable commercial law and annualized by dividing such amount by the number of weeks in such quarter and multiplying the result by 52, multiplied by (ii) 6.5, less (iii) any indebtedness of the Partnership outstanding on the Put Date, including without limitation the imputed principal amount of any lease financing (including for this purpose capital leases as well as leases that are not classified as capital leases for financial accounting purposes but that are intended to be treated as secured borrowings under applicable commercial law), plus (iv) any cash balances of the Partnership on the Put Date.

                           (c)  Upon exercise of the Put Right, the Units owned
by the Fund shall be purchased by the Partnership or ENBC, as selected by the Partnership, within 60 days of the Put Date. At the election of such purchaser, the Put Price may be paid in (i) cash, (ii) shares of ENBC common stock, par value $0.01 per share (the

"Common Stock") or (iii) any combination of the foregoing. In the event the Put Price is paid in whole or in part by the delivery of shares of ENBC Common Stock, (i) the value of such shares shall be equal to the number of shares delivered multiplied by an amount per share equal to the average of the closing sales prices per share of ENBC Common Stock, on the principal stock exchange or quotation system on which such common stock is traded or quoted, for the twenty trading days ending with the second Business Day preceding the day on which such shares are delivered (with such prices to be appropriately adjusted, if necessary, to reflect any stock splits or similar transactions occurring between the beginning of such twenty-day trading period and the day of delivery), and
(ii) ENBC will use its reasonable best efforts to cause a registration statement with respect to the resale of such shares of ENBC Common Stock to be filed and become effective under the Securities Act pursuant to the provisions of Section
4.8 hereof, on or before the date such shares are delivered pursuant hereto (the "Issue Date").

                           (d)  In the event that the exercise of the Put Right
or the payment of the Put Price requires any filing with, or obtaining the approval, consent or authorization of, any governmental or other regulatory body, including without limitation any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the Fund and the Partnership shall cooperate to make such filing or obtain such approval, consent or authorization and the time for payment of the Put Price shall be extended until such filing is made or such approval, consent or authorization is re ceived.

                           (e)  In the event that the payment of the Put Price
in cash is prohibited by the terms of any credit agreement or other financing arrangement with one or more third-party lenders to which ENBC or the Partnership is then a party and the issuance of the number of shares of Common Stock required to satisfy the Put Price in full is prohibited by applicable law or the rules of any securities exchange or quotation system on which the Common Stock is then traded without the prior approval of the stockholders of ENBC, then (i) ENBC will issue to the Fund the maximum number of shares of Common Stock in satisfaction of the Put Price that it is permitted to issue without obtaining prior stockholder approval, (ii) the Put Right shall be deemed exercised only with respect to that portion of the Units held by the Fund equal to the portion of the aggregate Put Price actually paid by the issuance of such Common Stock, (iii) ENBC will use reasonable best efforts to obtain, as soon as reasonably practicable, the approval by its stockholders of the issuance of additional shares of Common Stock sufficient to permit the payment in full of the Put Price with respect to all remaining Units held by the Fund as and to the extent required by applicable law and the applicable rules of any securities exchange or quotation system and (iv) upon obtaining such stockholder approval and subject to the other terms hereof, ENBC will issue to the Fund such additional shares of Common Stock as necessary to satisfy that portion of the Put Price that remains unpaid.

                           (f)  The Fund's exercise of the Put Right together
with the Partnership or ENBC's payment of the Put Price shall constitute a complete release by the Fund of the Partnership, the General Partner, the Partners, ENBC and their Affiliates of all claims or rights arising out of, or on account of, the ownership of Units by the Fund.

                  Section 4.8   Registration of ENBC Common Stock.

                           (a)  In the event that the Partnership or ENBC
determines to pay the Put Price in shares of ENBC Common Stock, ENBC shall prepare and file with the Securities and Exchange Commission (the "Commission"), as soon as practi cable, a registration statement under the Securities Act (the "Shelf Registration State ment") registering the resale from time to time by holders thereof of all of the shares of ENBC Common Stock issued in payment of the Put Price (the "Registerable Securi ties"). The Shelf Registration Statement shall permit resales of Registerable Securities by holders thereof ("Holders") in the manner or manners designated by them from time to time, which shall be set forth in such Shelf Registration Statement. ENBC shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act prior to the Issue Date and, subject to the provisions contained herein, to keep the Shelf Registration Statement continuously ef fective under the Securities Act until the earlier of: (i) the second anniversary of the Issue Date; (ii) the date on which the Registerable Securities may be sold by non-affiliates of ENBC, as applicable, pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated by the Commission; and (iii) such date as of which all the Registerable Securities have been sold pursuant to the Shelf Registration Statement (the period ending at such earlier date, the "Shelf Registration Period").

                           (b)  Each Holder of Registerable Securities agrees
that if such Holder wishes to sell its Registerable Securities pursuant to the Shelf Registration Statement and the prospectus included in any Shelf Registration Statement, and all amendments and supplements to such prospectus, including post-effective amendments (the "Prospectus"), it will do so only in accordance with this Section 4.8(b). Each Holder of Registerable Securities agrees to give written notice to ENBC at least three Business Days prior to any intended resale of Registerable Securities under the Shelf Registration Statement, which notice shall specify the date on which such Holder in tends to begin such distribution and such information with respect to such Holder and the intended distribution as may be reasonably required to amend the Shelf Regis tration Statement or supplement the Prospectus with respect to such intended distribution (each Holder providing the notice described in this sentence and with re spect to which the related Selling Period (as defined herein) is continuing or has been deferred, a "Notice Holder"; each such notice, a "Selling Notice"). As soon as prac ticable after the date a Selling Notice is received by ENBC, and in any event within two Business Days after such date, ENBC shall either:

                                            (i)   (A) provide a Selling Confirma
         tion (as defined herein) to such Notice Holder or (B) file a supplement to the Prospectus or a post-effective amendment to the Shelf Regis tration Statement as required by Section 4.9(a) (and use all reasonable efforts to cause any such amendment to become effective as soon as practicable thereafter and immediately thereafter provide a Selling Con firmation to such Notice Holder); or

                                            (ii)  in the event of the happening
         of any event of the kind described in Section 4.9(b)(ii)(A), 4.9(b)(ii)(B), 4.9(b)(ii)(C) or 4.9(b)(ii)(D) hereof, ENBC shall deliver to such Notice Holder the notice required by Section 4.9(b)(ii) and notify the holder that the consent granted pursuant to Section 4.9(e) is suspended until further notice.

                           (c)  Each such Notice Holder may sell all or any
Registerable Securities pursuant to the Shelf Registration Statement and the Prospectus only during the Selling Period commencing with the earlier of (x) the date on which such Notice Holder receives a Selling Confirmation and (y) the third Business Day after the related Selling Notice has been received by ENBC; provided that in the event ENBC elects to take the actions permitted by Section 4.8(b)(ii), the commencement of the Selling Period shall be deferred until such later date as ENBC delivers a Selling Confirmation. A Notice Holder shall not sell any Registerable Securities pursuant to the Shelf Regis tration Statement or the Prospectus after the expiration of the applicable Selling Period without giving a new Selling Notice pursuant to Section 4.8(b) hereof and receiving a new Selling Confirmation. Notwithstanding the foregoing, the aggregate number of days during which ENBC shall be entitled to exercise its right under this paragraph to defer the commencement of a Selling Period or its right under
Section 4.9(b)(ii) to defer existing Selling Periods (any such period of deferral herein referred to as a "Deferral Period") shall not exceed 60 days within any twelve-month period; pro vided, however, that each day during any Deferral Period shall only be counted once in determining the aggregate number of days in such Deferral Period notwithstanding the occurrence of multiple concurrent deferrals; and, provided further, if ENBC deems it necessary to file a post-effective amendment to the Shelf Registration State ment in order to comply with Section 4.9(a) hereof as a result of any

Selling Notice or other information provided by a Holder for inclusion in the Prospectus, then such period of time from the date of filing such post-effective amendment until the date on which the Shelf Registration Statement is declared effective by the Commission shall not be treated as a Deferral Period.

                  In the event ENBC elects to take the actions described in
Section 4.8(b)(ii), ENBC will, at such time as it is in compliance with Section 4.8(a) and as use of the Prospectus may be resumed, immediately provide Selling Confirmations to all Notice Holders.

                           (d) (i) "Selling Confirmation" means, with respect to a Notice Holder and a Selling Notice given by such Notice Holder, a written notice given by ENBC to such Notice Holder instructing and notifying such Notice Holder that the Shelf Registration Statement and Prospectus may be used during the applicable Selling Period to effect the transactions described in such Selling Notice, that ENBC is then currently in compliance with Section 4.9(a) and that ENBC reaffirms the consent granted pursuant to Section 4.9(e); and

                                (ii) "Selling Period" means, with respect to a Notice Holder and a Selling Notice given by such Notice Holder, a period of forty-five calendar days commencing on the earlier of the date such Notice Holder receives a Selling Confirmation in respect of the transactions described in such Selling Notice or the third business day after such Selling Notice has been received by ENBC; provided, that ENBC may defer existing Selling Periods in accordance with Section 4.9(b)(ii).

                  Section 4.9   Registration Procedures.

                  In connection with any Shelf Registration Statement, the following provisions, shall apply:

                           (a)  ENBC shall ensure that: (i) any Shelf
Registration State ment and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto comply in all material respects with the Act and the rules and regulations thereunder; (ii) any Shelf Registration Statement and any amend ment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) "any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Pro spectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circum stances under which they were made, not misleading; provided that no representation or agreement is made hereby with respect to information with respect to any Holder required to be included in any Shelf Registration Statement or Prospectus pursuant to the Act or the rules and regulations thereunder or provided by or on behalf of any Holder.

                           (b)  (i)   ENBC shall advise the Holders and, if re-
         quested by any such Holder, confirm such advice in writing when the Shelf Registration Statement or any post-effective amendment thereto has become effective.

                                (ii)  During any Selling Period, during the
         deferral of any Selling Period and within two Business Days of receipt by ENBC of any Selling Notice, ENBC shall notify the Notice Holders and, if requested by any such Notice Holder, confirm such notification in writing:

                                (A) of the issuance by the Commis sion of
                  any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                                (B) of the receipt by ENBC of any
                  notification with respect to the suspension of the qualifi cation of the Securities included in any Shelf Registra tion Statement for sale in any jurisdiction or the indi cation or threat of any proceeding for such purpose;

                                (C) of the happening of any event that
                  requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; and

                                (D) of the determination by ENBC, in its
                  judgment, that it is advisable to suspend use of the Prospectus for valid business reasons (not including avoidance of ENBC's obligations hereunder) including, among other things, the acquisition or divestiture of assets, public filings with the Commission, pending corporate developments and similar events; which no tice shall be accompanied by an instruction to defer the use of the Prospectus until ENBC delivers a Selling Confirmation whereupon any existing Selling Period shall be deferred and shall recommence upon delivery of the aforementioned Selling Confirmation; provided, that such Selling Period shall be extended by the num ber of days elapsed during any such period of deferral.

                           (c)  ENBC shall use all reasonable efforts to obtain
the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time, including filing an amendment to the Shelf Registration Statement in a manner reasonably expected by ENBC to obtain the withdrawal of such order, or filing an additional Shelf Registration Statement covering all of the Registerable Securities (whereupon references herein to the Shelf Regis tration Statement shall be deemed to include reference to such additional filing).

                           (d)  ENBC shall furnish to each Holder of
Registerable Securities upon their written request, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in such writing, all exhibits (including those incorporated by reference).

                           (e)  ENBC shall, during the Shelf Registration
Period, deliver to each Holder of Registerable Securities, without charge, as many copies of the Prospectus included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and, except during such periods as ENBC shall have suspended the use of the Prospectus pursuant to Section 4.8(b)(ii) or 4.9(b)(ii), ENBC consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registerable Securities covered by the Prospectus or any amendment or supplement thereto.

                           (f) Prior to any offering of Registerable Securities
pursuant to any Shelf Registration Statement, ENBC shall register or qualify or cooperate with the Holders of Registerable Securities included therein and their respective counsel in connection with the registration or qualification of such Registerable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registerable Securities; provided, however, that ENBC will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                           (g)  ENBC shall cooperate with the Holder to
facilitate the timely preparation and delivery of certificates representing Registerable Securities sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

                           (h)  Upon the occurrence of any event contemplated
by para graph 4.9(b)(ii)(C) above, ENBC shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Pro spectus or file any other required document so that, as thereafter delivered (when and as permitted pursuant to Section 4.8(c)) to purchasers of the Registerable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (i)  ENBC may require each Holder of Registerable
Securi ties to be sold pursuant to any Shelf Registration Statement to furnish to ENBC such information regarding the Holder and the distribution of the Registerable Securities as may, from time to time, be required by the Act and the rules and regulations promulgated thereunder (including the information specified in Item 507 of Regulation S-K under the Act), and the obligations of ENBC to any Holder hereunder shall be ex pressly conditioned on the compliance of such Holder with such request.

                           (j)  ENBC shall, if requested, use its reasonable
efforts to promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement such information as a Holder may provide from time to time to ENBC in writing for inclusion in a Prospectus or any Shelf Registration Statement concerning such Holder and the distribution of such Holder's Registerable Securities and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                           (k) ENBC shall enter into such agreements and take
all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Registerable Securities; provided, however, that ENBC shall not be required to enter into an underwriting agreement in connection with any such disposition.

                           (l)  Each Holder of Registerable Securities agrees
by acqui sition of such Registerable Securities that upon receipt of any notice from ENBC of the happening of any event of the kind described in Section 4.9(b)(ii)(A), 4.9(b)(ii)(B), 4.9(b)(ii)(C) or 4.9(b)(ii)(D) hereof, such Holder will forthwith discontinue disposition of such Registerable Securities covered by such Registration Statement or Prospectus and will not resume disposition of such Registerable Securities under such Holder's receipt of one or more copies of a supplemented or amended Prospectus contemplated by Section 4.9(e) hereof, or until it is advised in writing by ENBC that the use of the applicable Prospectus may be resumed and has received copies of the Prospectus.

                  Section 4.10 Registration Expenses. ENBC shall pay all fees and ex penses incurred by it incident to the performance of or compliance with this Agreement by ENBC including, without limitation: (i) all Commission, stock ex change or National Association of Securities Dealers, Inc. registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or Blue Sky laws (including reasonable fees and disbursements of counsel for any holders in connection with Blue Sky qualification of any of the Registerable Securi ties); and (iii) all expenses in preparing or assisting in preparing, printing and distrib uting any Shelf Registration Statement, any Prospectus, any amendments or sup plements thereto, and any other documents relating to ENBC's performance of and compliance with this Agreement

                  Section 4.11  Indemnification.

                           (a)  In connection with any Shelf Registration
Statement, ENBC agrees to indemnify and hold harmless each Holder of Registerable Securities, the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may be come subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that ENBC will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon: (A) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to ENBC by or on behalf of any such Holder;
(B) use of a Shelf Registration Statement or the related Prospectus during a period when a stop order has been issued in respect of such Shelf Registration Statement or any proceedings for that purpose have been initiated or use of a Prospectus when use of such Prospectus has been deferred pursu ant to Section 4.8(c) or 4.9(b)(ii); provided, further, in each case, that ENBC deliv ered prior notice in accordance with Section 10.1 hereof of such stop order, initiation of proceedings or deferral; or (C) if the Holder fails to deliver a Prospectus or the then current Prospectus. This indemnity agreement will be in addition to any liability which ENBC may otherwise have.

                           (b)  Each Holder of Registerable Securities covered
by a Shelf Registration Statement severally agrees to indemnify and hold harmless ENBC, its directors, officers, employees and agents and each person who controls ENBC within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from ENBC to each such Holder, but only with reference to written information relating to such Holder furnished to ENBC by or on behalf of such Holder. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

                           (c)  Promptly after receipt by an indemnified party
under this Section 4.11 of notice of the commencement of any action such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4.11, notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph 4.11(a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph 4.11(a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnifi cation is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemni fied party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest,
(ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party; provided further, that the indemnifying party shall not be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) representing all the indemnified parties under paragraph 4.11(a)(i), paragraph 4.11(a)(ii) or paragraph 4.11(b) above. An indemni fying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                           (d)  The provisions of this Section 4.11 will remain
in full force and effect, regardless of any investigation made by or on behalf of any Holder or ENBC or any of the officers, directors or controlling persons referred to in Section 4.11 hereof, and will survive the sale by a Holder of Securities covered by a Shelf Registration Statement.

                  Section 4.12 Additional Capital. The Partnership shall be entitled to sell additional Units at such times, in such amounts, for such prices and on such terms as may be determined by the General Partner. The Partners hereby consent to the admission as a Partner of any Person acquiring Units pursuant to this Section 4.12 who executes this Agreement (if such Person was not previously a Partner). Notwithstanding anything else in this Agreement, upon any sale of additional Units, the General Partner agrees to purchase sufficient additional General Partner Units so that the General Partner shall at all times own 1% of the outstanding Units.

                  Section 4.13 Partnership Repurchase Right. In the event that any owner of the Units of the Partnership who is an employee of ENBC or any subsidiary of ENBC ceases to be an employee of ENBC or any subsidiary of ENBC (for reasons other than death or permanent disability) at any time, the Partnership shall have the right, but not the obligation, to repurchase at any time after such employment termination, all of the Units held by such owner at a price equal to the original purchase price paid by such owner (the "Repurchase Price"). If such owner paid for part or all of his Units by delivering a note to the Partnership, the Repurchase Price shall include any interest paid or accrued on the note through the date of repurchase. The Partnership may exercise its rights under this Section 4.13 by giving written notice to such owner at any time after the date that the owner ceases to be an employee of ENBC or any subsidiary of ENBC. The Repurchase Price shall be paid by the Partnership within 30 days of the date of such notice and shall be payable first by credit against any note or other obligation of such owner to the Partnership and then in cash.

                  Section 4.14 Change in Control. A "Change in Control" shall be deemed to have occurred if any of the following occurs:

                           (a)  the acquisition by any person or entity,
including any syndicate or group deemed to be a "person" under Section 13(d)(3) or 14(d)(2) of the Exchange Act, or any successor provision, but excluding BCI and its successors, or any person or group controlled by such persons (a "Person"), of beneficial ownership, directly or indirectly, through a purchase, merger, or other acquisition transaction or series of transactions, of shares of capital stock of ENBC entitling such Person to exercise more than 50% of the total voting power of all shares of capital stock of ENBC entitling the holders thereof to vote generally in elections of directors; or

                           (b)  any consolidation of ENBC with, or merger of
ENBC into, any other Person, any merger of another Person into ENBC, or any sale, lease, or exchange of all or substantially all of the property and assets of ENBC to another Person (other than (i) sales or leases of property to franchisees or licensees of ENBC in the ordinary course of business or (ii) a merger which (x) does not result in any reclassification, conversion, exchange, or cancellation of outstanding shares of capital stock of ENBC or (y) is effected primarily to change the jurisdiction of incorporation of ENBC and results in reclassification, conversion or exchange of outstanding shares of ENBC Common Stock solely into shares of ENBC Common Stock of the surviving entity).

                                    ARTICLE V

                  Section 5.1   Allocation of Profits and Losses. Subject to
Section 5.2 and the other provisions of this Article V, Profits and Losses of the Partnership for any fiscal year shall be allocated to the Partners and Assignees in proportion to their Units.

                  Section 5.2 Special Allocations. Notwithstanding Section 5.1, the following special allocations shall be made in the following order:

                           (a)  Profits and Losses and items thereof shall be
allocated as though this Agreement contained (and there are hereby incorporated herein by reference):

                                            (i)   a minimum gain chargeback
         provision that complies with the requirements of Section 1.704-2(f) of the Treasury Regulations;

                                            (ii)  a nonrecourse debt minimum
         gain chargeback provision that complies with the requirements of of Section 1.704-2(i)(4) of the Treasury Regulations; and

                                            (iii) a qualified income offset
         provision that complies with the requirements of Section
         1.704-1(b)(2)(ii)(d) of the Treasury Regulations.

                           (b)  Nonrecourse Deductions for any fiscal year or
other period shall be specially allocated to the Partners and Assignees in proportion to their Units.

                           (c)  Any Partner Nonrecourse Deductions for any
fiscal year or other period shall be specially allocated to the Partner or Assignee who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Sections 1.704-2(i)(1) and (2) of the Treasury Regulations.

                           (d)  To the extent an adjustment to the adjusted tax
basis of any Partnership asset pursuant to Section 734(b) or Section 743(b) of the Code is required, pursuant to Section 1.704-1(b)(2)(iv)(m) of the Treasury Regulations, to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners and Assignees in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

                           (e)  The allocations set forth in this Section 5.2
(the "Regulatory Allocations") are intended to comply with certain provisions of Sections 1.704-1 and 1.704-2 of the Treasury Regulations. Notwithstanding any other provisions of this Agreement, the Regulatory Allocations shall be taken into account in allocating Profits and Losses and other items of income and deduction among the Partners and Assignees so that, to the extent possible, the net amount of such allocations of Profits and Losses, other items of income, gain, loss and deduction, and the Regulatory Allocations to each Partner or Assignee shall be equal to the net amount that would have been allocated to each Partner or Assignee if the Regulatory Allocations had not occurred.

                  Section 5.3 Allocation of Tax Credits. All tax credits allowed in connection with any depreciable property (and any related adjustments to the basis of such property) shall be allocated in the same manner as deductions for Depreciation of such property, and all tax credits allowed in connection with other expenditures shall be allocated in the same manner as deductions arising out of such other expenditures.

                  Section 5.4   Section 704(c) Allocations.

                           (a)  In accordance with Section 704(c) of the Code
and the Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall be allocated among the Partners and Assignees so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial fair market value.

                           (b)  In the event the Gross Asset Value of any asset
is adjusted pursuant to the definition of "Gross Asset Value" in Section 1.1, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and the value at which such asset is reflected in the Capital Accounts of the Partners and Assignees, to the extent such variation was not previously taken into account pursuant to Section 5.5(a), in the same manner as under Section 704(c) of the Code and the Treasury Regulations thereunder.

                           (c)  Allocations pursuant to Sections 5.5(a) and (b)
shall be determined by the General Partner using any permissible method under
Section 704(c) of the Code and the Treasury Regulations thereunder.

                           (d)  Allocations pursuant to Sections 5.5(a) and (b)
are solely for purposes of federal, state, and local income taxes and notwithstanding any other provision of this Agreement, such allocations shall not affect, or in any way be taken into account in computing, any Partner's or Assignee's Capital Account or share of Profits, Losses, other items, or Distributions pursuant to any provision of this Agreement.

                  Section 5.5   Certain Other Allocation Rules.

                           (a)  For purposes of determining the Profits,
Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly or other basis, as determined by the General Partner in its sole discretion using any permissible method under Section 706 of the Code and the Treasury Regulations thereunder.

                           (b)  Except as otherwise contemplated by Section 5.1
or any other provision of this Agreement, all items of Partnership income, gain, loss, deduction, and credit, for any fiscal year or other period, and any other allocations not otherwise provided for shall be divided among the Partners or Assignees in the same proportions as they share Profits or Losses, as the case may be, for such year or other period.

                  Section 5.6 Special Allocation of Recapture. In making allocations of Profit among the Partners, the ordinary income portion, if any, of such Profit caused by the recapture of cost recovery or any other deductions shall be allocated among those Partners who were previously allocated the cost recovery or any other deductions in proportion to the amount of such deductions previously allocated to them. It is intended that the Partners, as between themselves, shall be allocated the proportionate recapture income as a result of any cost recovery or other deductions which were previously allocated to them, in proportion to the amount of such deductions which have been allocated to them, notwithstanding that a Partner's share of Profits, Losses or liabilities may increase or decrease from time to time. Nothing in this Section 5.6, however, shall cause the Partners to be allocated more or less gain or profit than would otherwise be allocated to them pursuant to this Article V.

                  Section 5.7 Allocations to the General Partner. Notwithstanding the other provisions of this Article V, if in any instance, by virtue of the operation of such provisions, less than 1% of any item of income, gain, loss, deduction or credit would be allocated to the General Partner, then such allocations shall be modified so that 1% of such item is allocated to the General Partner.

                                   ARTICLE VI

                  Section 6.1   Distributions.

                           (a)  Except as otherwise provided in Sections
6.1(c), 6.2, 6.4 and 9.3, Distributions shall be made at such times and in such amounts as may be determined by the General Partner, subject to compliance with the Act and the covenants set forth in the Secured Loan Agreement.

                           (b)  Except as provided in Sections 6.2, 6.4 and 9.3,
Distributions shall be made to the Partners and Assignees in proportion to their Units.

                           (c)  The General Partner shall cause the Partnership
to make Distributions of Available Cash not less often than quarterly if but only if each of the following conditions is satisfied (except that Distributions pursuant to Sections 6.2, 6.4 and 9.3 shall be made in accordance with such provisions, without regard to whether the following conditions are satisfied):
(i) the Development Schedule (under each Development Agreement) between the Partnership and ENBC, as amended from time to time, has been satisfactorily completed, (ii) the reserves referred to in the definition of the term Available Cash shall be reasonably adequate to satisfy the Partnership's working capital needs and to cover foreseeable contingencies, (iii) cash flow during the quarter is at least equal to Prospective Fixed Charges (as defined in the Secured Loan Agreement) for the next succeeding quarter and (iv) the Partnership shall be in compliance with the covenants set forth in the Secured Loan Agreement.

                  Section 6.2   Distributions for Tax Purposes.

                           (a)  Subject to the provisions of the Act, the
General Partner shall cause the Partnership to make Distributions within 75 days after the end of any fiscal year of the Partnership, beginning with the fiscal year ending in December 1998, to each of the Partners and Assignees in an amount equal to (i) the excess of (A) the total amount of taxable income allocated to such Partner or Assignee (and any predecessor in interest of such Partner or Assignee) for such fiscal year, over (B) the amount, if any, by which the sum of all items of deduction and loss allocated to such Partner or Assignee (and any predecessor in interest of such Partner or Assignee) for all prior fiscal years exceeds the sum of all items of taxable income allocated to such Partner or Assignee for all prior fiscal years, multiplied by (ii) a tax rate reasonably selected by a Majority Interest of the Partners as the highest effective combined statutory rate of federal and state income tax imposed on taxable income of the Partnership allocated to the Partners or Assignees (or to the partners or members of any Partner treated as a partnership for federal income tax purposes) (the "Tax Distributions"); provided, however, that the Tax Distributions to each of the Partners for any fiscal year shall not be less than the withholding or estimated tax liability imposed with respect to or on any Partner by any State or local government with respect to the amount described in clause (A) above. In the event that in any fiscal year Tax Distributions computed as set forth above are not paid, then in any succeeding fiscal year in which Available Cash exceeds required Tax Distributions with respect to such year, the Tax Distributions payable under this Section 6.2(a) shall be increased (but not in excess of Available Cash) until such deficiency has been recouped.

                           (b)  The General Partner may cause the Partnership
to make periodic Distributions to the Partners and Assignees during each fiscal year based on its reasonable estimate of the amount that will be required to be distributed pursuant to Section 6.2(a) for such fiscal year in order to provide funds to the Partners and Assignees for the payment of estimated taxes by them. In the event any such periodic Distributions are made for any fiscal year, the amount of the Distribution made after the end of the fiscal year shall be appropriately adjusted so that the total amount distributed to each Partner or Assignee (taking into account periodic Distributions made pursuant to this Section 6.2(b)) is equal to the amount such Partner or Assignee would have been entitled to receive pursuant to Section 6.2(a) had no such periodic Distributions been made.

                  Section 6.3 Restrictions on Certain Distributions. Notwithstanding compliance with the foregoing conditions of Sections 6.1 or 6.2, or any other provision of this Agreement, no Distributions shall be made in the event that (i) the Credit Agreement or the Secured Loan Agreements, or any extension, replacement or refinancing of either of them, is in effect, and (ii) any such agreements prohibit the making of such Distributions.

                  Section 6.4 Payment and Withholding of Certain Taxes. Notwithstanding anything to the contrary herein, to the extent that the Partnership is required, pursuant to any applicable law, (i) to pay tax (including estimated tax) on a Partner's or Assignee's allocable share of Partnership items of income or gain, whether or not distributed, or (ii) to withhold and pay over to the tax authorities any portion of a Distribution otherwise distributable to a Partner or Assignee, the Partnership may pay over such tax or such withheld amount to the tax authorities, and such amount shall be treated as a Distribution to such Partner or Assignee at the time it is paid to the tax authorities to the extent it would have otherwise been distributed to the Partner or Assignee. To the extent such amount is not distributed (or treated as distributed) pro rata to the Partners or Assignees in proportion to their Units, it shall be treated as a loan, and shall be repayable to the Partnership without interest out of future Distributions to such Partner or Assignee. For purposes of this Section 6.4, the Partnership may assume that any Partner or Assignee who fails to provide to the Partnership satisfactory evidence of his tax status for United States federal income tax purposes is a foreign person.

                                   ARTICLE VII

                  Section 7.1 Rights and Obligations of Limited Partners. Notwithstanding any other provisions of this Agreement, no Limited Partner shall be personally liable for any of the debts of the Partnership or any of its obligations except to the extent of such Partner's Capital Contribution and its share of undistributed profit, as provided by the Act. No Limited Partner shall participate in the control of the business of the Partnership within the meaning of Section 17-303 of the Act. The Limited Partners shall not have either the obligation or the right to take part, directly or indirectly, in the active management of the business of the Partnership, and no Limited Partner is authorized to do or perform any act, thing or deed in the name of, for or on behalf of either the General Partner or the Partnership. A Limited Partner is not authorized and shall not be permitted to do any act, deed, or thing which will cause such Limited Partner to be classified as a general partner of the Partnership under the Act, unless such Limited Partner is also a General Partner hereunder.

                  Section 7.2 Conduct of Other Business Activities by the Partners.

                           (a)  The Partners may generally engage in any
business or profession or possess an interest in other businesses or professions of every nature and description, independently or with others, including but not limited to, all phases of the restaurant business; provided that no Partner shall engage in any Competitive Business other than a Permitted Competitive Business (as such terms are defined in the Development Agreement). The restriction set forth in the foregoing sentence shall not, however, be applicable to (i) ENBC, its Successors and Assignees and their Affiliates other than the Partnership, (ii) participation by any Person in the ownership, management or operation of the Fund or (iii) investment by the Fund in any other developer or franchisee of ENBC. Neither the Partnership nor its Partners shall, under the terms of this Agreement or by virtue of the existence of the Partnership or the relation created among the Partners, have any rights in or to any independent venture of any other Partner or its Affiliates, or the income or profits thereof, whether or not any such venture is, or may be deemed to be, competitive with the Partnership.

                           (b)  In the event that any owner (other than ENBC,
any subsidiary of ENBC or the Fund) of Units in the Partnership ceases to own Units, whether as a result of a repurchase by the Partnership pursuant to
Section 4.13 hereof, a negotiated sale of such owner's Units to the Partnership or otherwise, for a period of two years thereafter such owner agrees (i) not to compete against the Partnership, ENBC or their respective Affiliates (for purposes of this paragraph 7.2(b), "Affiliates" shall include area developers, franchisees and joint venturers of the Partnership or ENBC), by directly or indirectly owning, managing, operating, controlling, being employed by, participating in, or being connected in any manner with the ownership, management, operation, or control of (A) any food service establishment that prepares, serves or sells, and derives more than 5% of its revenues from, bagels and/or bagel related products (including but not limited to cream cheese and other spreads, bagel sandwiches and bagel chips) or (B) any food service establishment, at least 15% of the revenue of which is derived from coffee or any other product which accounts for at least 15% of the revenue of any food service establishment owned or operated by the Partnership or ENBC or their respective Affiliates at the time such owner commences or significantly increases its ownership, management, or other participation therein, which food service establishment described in either (A) or (B) above, is located within five miles of any store owned or operated by the Partnership or ENBC or their respective Affiliates, or within any standard metropolitan statistical area, trade area or "area of dominant influence" (as defined by Arbitron Ratings Company) in which the Partnership, ENBC or their respective Affiliates, as the case may be, engage, or have developed specific plans to engage, in business and
(ii) not to solicit employees from the Partnership, ENBC or their respective Affiliates. This paragraph 7.2(b) shall not prevent such owner from participating as an investor, officer, or director in any restaurant venture not covered by the foregoing applicable restrictions or prevent such owner from investing so as to hold less than 2% of the outstanding shares of any company which is a "reporting company" under the Securities Exchange Act of 1934, as amended. It is the intention of the parties hereto that this paragraph 7.2(b) be interpreted so as to be valid under applicable law and, if required for validity, any court or applicable tribunal may reduce or alter the geographic scope and duration of this paragraph 7.2(b), by substitution of words or otherwise, so as to create the broadest permissible protection to the Partnership and ENBC.

                  Section 7.3   Assignments by Partners.

                           (a)  A Partner or Assignee may not assign, pledge,
mortgage, hypothecate, sell, or otherwise dispose or encumber (hereinafter referred to as a "Transfer") all or any part of his Units in the Partnership to any Assignee (and no such Transfer, whether voluntary or involuntary, whether by operation of law or otherwise and whether or not for value, shall be effective) unless:

                                            (i)   ENBC shall have consented in
         writing to such transfer;

                                            (ii)  in the case of a Transfer of
         Units by any Partner or Assignee other than the General Partner, the General Partner shall have consented in writing to such Transfer (which consent may be withheld in the sole and absolute discretion of the General Partner except for a Transfer of Units pursuant to the dissolution of the Fund, in which case the General Partner shall consent) and in the case of a Transfer of Units by the General Partner (other than Units held by ENBC or its Successors or Assignees), a Majority Interest of Partners other than the General Partner shall have consented in writing to such Transfer (which consent may be withheld in the sole and absolute discretion of such Partners);

                                            (iii) such Transfer shall be made by
         means of an assignment in such form as shall be reasonably satisfactory to the General Partner;

                                            (iv)  the Partnership shall have
         received advice of counsel satisfactory to the General Partner to the effect: (a) that the proposed Transfer is permissible under the Securities Act of 1933, as amended, the rules and regulations of the Securities and Exchange Commission thereunder and all applicable state securities laws; and (b) that the proposed Transfer will not adversely affect the classification of the Partnership as a partnership for federal income tax purposes;

                                            (v)   the Assignee shall have
         executed and delivered a counterpart signature page to the Pledge Agreement, as such term is defined in the Secured Loan Agreement; and

                                            (vi)  the assignor and Assignee,
         and, if deemed necessary by the General Partner, all other Partners, shall have executed all such certificates and other documents and performed all such acts as the General Partner reasonably deems necessary or appropriate to effect a valid transfer of the Units being transferred, and to preserve the rights, status and existence of the Partnership.

                           (b)  The Partnership shall, after the effective date
of any Transfer pursuant to the provisions of this Section 7.3, pay all Distributions on account of the Units so transferred to the Assignee, provided, however, that if instructed to do so in writing by the assignor and the Assignee, the General Partner shall cause the Partnership to pay to the assignor a portion of the Tax Distribution provided for in Section 6.2 that would otherwise have been payable to the Assignee for the year in which the Transfer occurs, equal to the amount that would have been payable under Section 6.2 with respect to the Units transferred if the period beginning on the first day of the fiscal year in which the Transfer occurred and ending on the effective date of the Transfer had been a separate fiscal year of the Partnership. Any such Distribution paid to the assignor shall be treated as if paid to the Assignee for purposes of determining the Capital Account balance of the Assignee.

                           (c)  Any Partner who Transfers all of his Units in
the Partnership shall, upon the effective date of such Transfer, cease to be a Partner for all purposes, except that no assignment of all or any portion of his Units in the Partnership shall relieve the assignor of his obligations under this Agreement whether arising prior to or subsequent to such Transfer.

                           (d)  An Assignee who has not become a substitute or
additional Partner in the manner provided in this Agreement shall have no rights whatsoever in respect of the Partnership except the rights specifically accorded him by the terms of this Agreement. The provisions of this Agreement shall be binding on all Assignees.

                           (e)  No Assignee of Units shall have the right to
become a substitute or additional Partner unless the conditions set forth in
Section 7.3 (a) (i) through (vi) have been satisfied and:

                                            (i)   the General Partner and a
         Majority Interest of Partners other than the assignor shall have consented in writing to the substitution or addition of such Person as a Partner (which consent of the General Partner or Partners may be withheld in the sole and absolute discretion of the General Partner or Partners); and

                                            (ii)  the Assignee shall have paid
         to the Partnership the costs and expenses (including attorneys' fees and filing costs) incurred in effecting the substitution or addition.

                           (f)  Notwithstanding anything to the contrary
herein, (i) the General Partner and Partners shall not cause or permit Units to become traded on an established securities market and (ii) the General Partner and Partners shall withhold their consent to any Transfer that, to the General Partner's knowledge after reasonable inquiry, would otherwise be accomplished by a trade on a secondary market (or the substantial equivalent thereof). For purposes of this subsection the terms "traded on an established securities market" and "secondary market (or the substantial equivalent thereof)" shall have the meanings set forth in Sections 469(k)(2) and 7704 of the Code and any regulations promulgated thereunder that are in effect at the time of the proposed Transfer.

                  Section 7.4 Admission of Additional Partners. Persons acquiring Units for additional capital pursuant to Section 4.12 shall be admitted to the Partnership as Partners as provided in such Section 4.12.

                  Section 7.5 Resignation of Partners Prohibited. No Partner shall have the right to resign or withdraw from the Partnership as a Partner (except that this restriction shall not prevent any Partner from transferring its interest in the Partnership to the extent otherwise permitted by Section 7.3).

                                  ARTICLE VIII

                  Section 8.1   Management of the Partnership.

                           (a)  The business and affairs of the Partnership
shall be managed by the General Partner, subject to the limitations expressly set forth in this Agreement. The General Partner shall have full authority to act for the Partnership in all matters in connection with or relating to the Partnership's Business.

                           (b)  The General Partner of the Partnership shall be
Einstein/Noah Bagel Partners, Inc., a California corporation. The General Partner may be removed, and a successor General Partner elected, by the vote of a Majority Interest of the Partners; provided, however, that the General Partner may only be removed if at the same time a successor General Partner is elected and the successor

General Partner acquires at least 1% of the then outstanding Units in the Partnership, treating as outstanding for this purpose any Units with respect to which options have been granted and are outstanding under the Partnership's Unit Option Plan.

                           (c)  The General Partner shall possess and enjoy all
the rights and powers of a general partner under the Act, except as otherwise provided for by this Agreement. On behalf of the Partnership and in furtherance of the business of the Partnership, the General Partner shall have the authority to perform all acts which the Partnership is authorized to perform, without the consent of the Partners, including the authority to:

                                            (i)   purchase or otherwise acquire,
         outright or by lease, at such time or times, for such prices and on such terms as it deems desirable, real or personal property, tangible or intangible, of all types for use in the Partnership's business, which property may be owned at the time of such purchase by the General Partner or its Affiliates;

                                            (ii)  execute and deliver such
         documents, instruments or agreements as the General Partner may deem necessary or desirable for the acquisition, operation and disposition of the Partnership's business and the investment, management and maintenance of its assets, or for other Partnership purposes, and amendments, revisions and substitutions to any of the foregoing, including, without limitation, the Area Development Agreement, the License Agreements, the Secured Loan Agreement and all exhibits thereto and documents contemplated therein, the ENBC Note, and any and all other documents related to, or in connection with, the formation of the Partnership and the acquisition of the business and assets of the Partnership;

                                            (iii) acquire, and make all
         decisions relating to, any interests of the Partnership in any corporation, partnership, limited liability company, joint venture, or other entity, including, without limitation, decisions relating to: (a) the execution of subscription, shareholders', partnership, operating, limited liability company or joint venture agreements, voting agreements, or the like having such terms as the General Partner, in its sole discretion, shall determine or consent to; (b) the operation, financing or acquisition or sale of properties of such entity, and (c) the sale of the Partnership's interest in the entity;

                                            (iv)   enter into leases, licenses,
         sublicenses, franchises or other agreements with respect to all or any portion of the Partnership's property, whether or not such leases, licenses or agreements (including renewal or option terms) shall extend beyond the date of termination of the Partnership, upon such terms as it deems proper;

                                            (v)    compromise, submit to
         arbitration, sue on, or defend all claims in favor of or against the Partnership;

                                            (vi)   do all acts it deems
         necessary or appropriate for the protection and preservation of the Partnership's assets, including insuring the business and assets of the Partnership in such amounts and against such risks as the General Partner deems advisable;

                                            (vii)  subject to the provisions of
         Section 8.1(f), sell or otherwise dispose of any or all of the assets of the Partnership in one or more transactions at any time;

                                            (viii) finance any assets or
         activities of the Partnership or refinance, increase, modify, consolidate, prepay or extend any debts, mortgages or other security obligations of the Partnership; borrow money (including borrowings from the General Partner or any other Partner or their Affiliates, there being no obligation, however, for the General Partner or any of their Affiliates to make any such loan) on a secured or unsecured basis and grant or pledge Partnership assets as security for any such loan and confess a judgment against the Partnership in connection therewith;

                                            (ix)   hold the Partnership assets
         in the Partnership name or the name of one or more nominees;

                                            (x)    open one or more bank
         accounts in the name of the Partnership or in any other name in which the Partnership's funds are to be held, make deposits therein, draw funds therefrom and deal in or with the Partnership's funds in such manner as it may deem appropriate;

                                            (xi)  make distributions of
         Partnership funds or assets to the Partners and Assignees as provided for by this Agreement; and

                                            (xii) make such income tax
         elections as it deems appropriate or desirable, in its sole discretion exercise all rights, powers and duties as Tax Matters Partner, as contemplated by the Code and the Regulations, prepare and file tax returns for the Partnership with federal, state and local authorities; file amendments to such returns; participate on behalf of the Partnership in audits of such returns; consent to extensions relating to such returns; execute on behalf of the Partnership documents relating to the settlement of tax proceedings involving the Partnership or its tax returns; participate at the Partnership's expense in administrative and judicial proceedings, including appeals, relating to the Partnership's tax returns or its tax liabilities; and settle issues relating to the Partnership's federal and, to the extent required, state and local income tax returns even though the Partners rather than the Partnership shall be subject to tax as so determined.

                           (d)  The General Partner may, on behalf of the
Partnership, employ, engage, retain or deal with any persons, corporations or other entities (including its Affiliates) to act in such capacities as the General Partner may determine.

                           (e)  With respect to third parties, the signature of
the General Partner on any agreement, contract, mortgage, deed of trust, promissory note, instrument or other document shall be sufficient to bind the Partnership in respect thereof and shall conclusively evidence the authority of the General Partner with respect thereto, and no Person need look to any other evidence or require joinder or consent of any other Person.

                           (f)  In the event that the General Partner proposes
a merger or consolidation of the Partnership with or into any Other Business Entity or a sale of substantially all of the assets of the Partnership, such merger, consolidation or sale shall require the approval of a Majority Interest of the Units owned by Partners.

                           (g)  Any approval, consent, vote or other action of
the Partners required or contemplated by this Agreement may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the approval, consent, vote or other action so taken is signed by Partners holding the requisite number of Units and delivered to the General Partner. Any failure to give notice of any such approval, consent, vote or other action to the Partners not executing a consent shall not effect the validity of the approval, consent, vote or other action.

                           (h)  ENBC shall have the power to elect the board of
directors of the General Partner; provided, that ENBC shall be required to elect as directors of the General Partner at least two persons who are not officers, directors or employees of ENBC or Boston Chicken, Inc.

                  Section 8.2 Certain Obligations of General Partner. The General Partner shall:
                           (a)  arrange for Partnership records and books of
account to be maintained in which shall be entered fully and accurately all transactions and other matters relative to the Partnership business;

                           (b)  make available to any Partner, at such

Partner's request, during normal business hours and at the principal place of business of the Partnership, all books and records of the Partnership required to be maintained by this Section 8.2, and such other financial information as shall be reasonably requested by any Partner; provided, that the General Partner shall not be required to disclose to any Partner information regarding the Partnership if such information is acquired by the Partnership or the General Partner under circumstances where the disclosure thereof to a Partner may be in violation of any fiduciary duty of the Partnership or the General Partner or in violation of a confidentiality agreement to which the Partnership or the General Partner is subject;

                           (c)  use its best efforts to provide, or cause to be
provided, to all Partners at least the following reports, within the time period specified below:

                                            (i)   within 90 days after the end
         of each fiscal year, a statement of operations for such fiscal year and a balance sheet as of the end of such fiscal year, which shall be prepared in accordance with generally accepted accounting principles and audited by a firm of independent certified public accountants; and

                                            (ii)  within 75 days after the end
         of each fiscal year, the information necessary for Partners to prepare so much of their federal and all applicable state income tax returns as relates to the Partnership; and

                                            (iii) as soon as practicable after
         the end of each quarter (as determined for federal estimated tax purposes), such information relating to the Partnership as is reasonably necessary for each Partner (or its constituent partners or shareholders) to determine its (or their) quarterly federal and state estimated tax liability.

                           (d)  cause the Partnership to timely file all
required Partnership federal, state, local and foreign tax and information returns; and

                           (e)  cause the Partnership to be duly qualified in
each jurisdiction in which it proposes to commence business if such qualification is necessary to avoid subjecting Partners to additional liability.

                  Section 8.3 Liability of General Partner for Certain Acts or Omissions. The doing of any act or the failure to do any act by the General Partner, the effect of which may cause or result in loss or damage to the Partnership, shall not subject the General Partner to any liability to the Partners if the General Partner acted in good faith and in a manner the General Partner reasonably believed to be in or not opposed to the best interests of the Partnership.

                  Section 8.4   Indemnification.

                           (a)  To the fullest extent permitted under the Act,
the Partnership shall indemnify any Person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Partnership) by reason of the fact that he is or was a General Partner or Partner of the Partnership, or a director, management committee or advisory member or officer (or Person serving in any capacity equivalent to any of the foregoing) of the Partnership or a General Partner, or is or was serving at the request of the Partnership as a director, management or advisory committee member or officer (or in any capacity equivalent to any of the foregoing) of another corporation, part nership, joint venture, trust or other enterprise (all of the foregoing being herein collectively referred to as "Covered Capacities"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reason ably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Partnership, and, with respect to any criminal action or pro ceeding, had no reasonable cause to believe his conduct was unlawful.

                           (b)  The termination of any action, suit or
proceeding by judgment, order, settlement, conviction, or pleas of nolo contendre or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in and not opposed to the best interests of the Partnership, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. To the fullest extent permitted under the Act, the Partnership shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Partnership to procure a judgment in its favor by reason of the fact that he is or was serving in any of the Covered Capacities, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Partnership and except that no indemnification shall be made in respect to any claim, issue or matter as to which such action or suit alleges misconduct in the performance of his duty to the Partnership unless and then only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, and in view of all the circumstances of the case, such person is fairly and reasonably entitled to be indemnified for such expenses which the court shall deem proper.

                           (c)  Anything in Sections 8.4(a) or (b) to the
contrary notwithstanding, to the extent that any person referred to therein has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to therein or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                           (d)  Any indemnification under Sections 8.4(a) or
(b) (unless ordered by a court) shall be made by the Partnership only as authorized in the specific case upon a determination that indemnification is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in Sections 8.4(a) or (b). Such determination shall be made by the General Partner. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Partnership in advance of the final disposition of such action, suit or proceeding, as authorized by the General Partner in the specific case upon receipt of any undertaking by or on behalf of the indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Partnership.

                           (e)  The indemnification provided by this Section
8.4 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any statute, agreement, or otherwise, and shall continue as to a person who has ceased to serve in a Covered Capacity and shall inure to the benefit of his successors in interest, including but not limited to his trustees, heirs, executors, and administrators.

                           (f)  The Partnership shall have the power to
purchase and maintain insurance on behalf of any person who is or was serving in any of the Covered Capacities and incurred by him in any such capacity or arising out of his status as such, whether or not the Partnership would have the power to indemnify him against such liability under the provisions of this Section.

                           (g)  Each Person who is or was an employee or agent
of the Partnership or an employee or agent of a General Partner, or who is or was serving at the request of the Partnership as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise may be indemnified (or covered by insurance), in the manner and to the extent provided in this Section 8.4 for persons acting in Covered Capacities, at the discretion of the General Partner.

                           (h)  The Partnership shall have the right to assume
the defense of any action, suit or proceeding in connection with which any Person is entitled to indemnification under this Section 8.4 and to select counsel for such purpose. No Person entitled to indemnification hereunder shall consent to entry of any judgment or enter into any settlement in connection with any such action, suit or proceeding without the consent of the Partnership, and the Partnership shall not, without the consent of each such Person that is entitled to indemnification, consent to entry of any judgment or enter into any settlement in connection with such action, suit or proceeding which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Person of a release from all liability in respect to such claim or litigation.

                           (i)  Indemnification under this Section 8.4 shall
not be available to any Person in the case of any action, suit or proceeding brought against the Partnership by or on behalf of such Person.

                  Section 8.5 General Partner as Limited Partner. To the extent the General Partner has invested in the Partnership as a Limited Partner, it shall acquire the same rights and obligations as other Limited Partners.

                  Section 8.6   Tax Matters Partner.

                           (a)  The General Partner is hereby appointed the "Tax
Matters Partner" of the Partnership for all purposes pursuant to the Code and the Treasury Regulations. The General Partner is hereby authorized to designate another Partner of the Partnership to serve as the Tax Matters Partner. The Tax Matters Partner will (i) furnish to each Partner or Assignee affected by an audit of the Partnership income tax returns a copy of each notice or other communication received from the Internal Revenue Service or applicable state authority, (ii) keep each such Partner and Assignee informed of any administrative or judicial proceeding for the adjustment at the partnership level of any "partnership items," and (iii) allow each such Partner and Assignee an opportunity to participate in all such administrative and judicial proceedings.

                           (b)  The Tax Matters Partner shall have the authority
conferred on a Tax Matters Partner by the Code and the Treasury Regulations.

                           (c)  The Partnership is not obligated to pay any
fees or other compensation to the Tax Matters Partner in his capacity as such. However, the Partnership will reimburse the Tax Matters Partner for any and all out-of-pocket costs and expenses (including reasonable attorneys and other professional fees) incurred by him in his capacity as Tax Matters Partner. Each Partner who elects to participate in administrative tax proceedings will be responsible for its own expenses incurred in connection with such participation. In addition, the cost of any adjustments to a Partner and the cost of any resulting audits or adjustments of a Partner's tax return will be borne solely by the affected Partner.

                           (d)  The Partnership will indemnify, defend and hold
the Tax Matters Partner harmless from and against any loss, liability, damage, cost or expense (including reasonable attorneys' and other professional fees) sustained or incurred as a result of any act or decision concerning Partnership tax matters and within the scope of his responsibilities as Tax Matters Partner, so long as such act or decision was not made fraudulently or in bad faith and did not constitute willful or wanton misconduct or gross negligence.

                                   ARTICLE IX

                  Section 9.1 Dissolution of Partnership. Upon the Bankruptcy of any Partner, the Partnership shall be dissolved unless a Majority Interest of the remaining Partners shall elect, within a period of 90 days from the date of such occurrence, to continue the Partnership and, if necessary, designate a successor General Partner. The Partnership shall also be dissolved upon the happening of any of the following events:

                           (a)  the action of the General Partner, with the
approval of not less than a Majority Interest of the Partners, to dissolve the Partnership; or

                           (b)  the entry of a decree of judicial dissolution
under Section 17-802 of the Act or as otherwise provided in the Act.

                  The Partnership shall not be dissolved upon the occurrence of any other event.

                  Section 9.2 Final Accounting. Upon dissolution and termination of the Partnership, an accounting shall be made of the accounts of each Partner and of the Partnership's assets, liabilities and operations, from the date of the last previous accounting to the date of such termination.

                  Section 9.3 Liquidation; Distribution. In the event of the dissolution of the Partnership, the General Partner (or in the event the dissolution is caused by the Bankruptcy or Dissolution of the General Partner, a person selected by a Majority Interest of the Partners) shall act in an orderly manner as liquidating trustee and, in an orderly manner, shall wind up the affairs of the Partnership and, after paying all debts and liabilities of the Partnership, including all costs of dissolution, shall distribute the remaining assets in the following order of priority:

                           (a)  first, to the establishment of any reserves
which the liqui dating trustee may deem reasonably necessary for any contingent or unforeseen liabili ties or obligations of the Partnership arising out of or in connection with the Partnership, which reserves may, at the option of the liquidating trustee, be paid over by the liquidating trustee to an escrow agent, to be held by it for the purpose of disbursing such reserves in payment of any of the aforementioned contingencies, and, at the expiration of such period as the liquidating trustee shall deem advisable, for distributing the balance thereafter remaining in the manner hereinafter provided; and

                           (b)  second, to the Partners and Assignees in
accordance with their positive Capital Account balances, after taking into account all Capital Account adjustments for the taxable year during which the liquidation occurs, in compliance with Treasury Regulations Section 1.704-1(b)(2)(ii)(b)(2).

                  Section 9.4 Termination. A reasonable time shall be allowed for the orderly liquidation of the assets of the Partnership and the discharge of liabilities to creditors so as to enable the General Partner or liquidating trustee to minimize the normal losses attendant upon a liquidation. Each of the Partners shall be furnished with a statement prepared by the Partnership's then certified public accountant, which shall set forth the assets and liabilities of the Partnership as at the date of complete liquidation. Upon compliance with the distribution plan set forth in Section
10.3 (including any payment over to any escrowee if there are sufficient funds therefor), the Partners shall cease to be such, and the General Partner or the liquidating trustee shall execute, acknowledge, and cause to be filed a certificate of cancellation of the Partnership. Upon completion of the dissolution, winding up, liquidation and distribution of the liquidation proceeds, the Partnership shall terminate.

                                    ARTICLE X

                  Section 10.1 Notices. Except as otherwise provided herein, all notices and other written communications required or permitted to be given under this Agreement shall be in writing and shall be sent by Federal Express or other reliable courier, transmitted by fax, personally delivered or mailed by certified or registered mail, return receipt requested. Any notices to be given to the Partners shall be given or delivered to the addresses set forth on Schedule A hereto or such other address of which a Partner may notify the General Partner in writing. Any notices to be given to the Partnership shall be sent or delivered to the office of the Partnership as specified herein or at such other address as the General Partner may specify in a notice to all of the Partners. Each notice given to the Partners or the Partnership shall also be given to Einstein/Noah Bagel Corp., 14123 Denver West Parkway, Golden, Colorado 80401, Attention: General Counsel or to such other address of which ENBC shall notify the Partnership in writing. Notices sent for next day delivery by Federal Express or other reliable courier shall be deemed given the next business day after sending, notices transmitted by fax or personally delivered shall be deemed given when so transmitted or delivered, respectively, and notices sent by certified or registered mail shall be deemed given on the third business day after sending.

                  Section 10.2 Governing Law. This Agreement shall be governed by and construed in accordance with the Act.

                  Section 10.3  Amendments.

                           (a)  Subject to the provisions of Sections 10.3(b)
and (c), this Agreement may be amended only in writing with the written consent of Persons holding a majority of all outstanding Units.

                           (b)  Amendments to this Agreement which are of a
clerical or inconsequential nature or which may be required to comply with the Act or the terms of this Agreement, and which do not adversely affect the Partners in any material respect or which are required or contemplated by this Agreement, including, without limitation, amendments necessary to reflect the Transfer of Units or the admission, substitution or withdrawal of a Partner that is otherwise permitted by this Agreement or the change in the name of the registered agent, the address of the registered office or the address of the office at which Partnership records are kept, may be made by the General Partner, without notice to or consent of any Partner, through the exercise of the power of attorney granted the General Partner by Section 10.4 of this Agreement.

                           (c)  No amendment shall increase the liability of
any Partner, decrease the Capital Account of any Partner, decrease the number of Units of any Partner or affect the right of any Partner to receive Distributions, except in each case with the written consent of the Partner adversely affected thereby.

                  Section 10.4 Power of Attorney. Each Partner does irrevocably constitute and appoint the General Partner, as his true and lawful attorney and agent (with full power of substitution) with full power and authority in his name, place and stead to execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates and other instruments (including counterparts of this Agreement) which the General Partner deems necessary or appropriate to establish or to qualify or continue the Partnership as a limited partnership in the State of Delaware and in such other states as the General Partner may determine; (ii) all instruments which the General Partner deems necessary or appropriate to effect an amendment to this Agreement in accordance with the terms of this Agreement; (iii) all conveyances and other instruments which the General Partner deems necessary or appropriate to effect the dissolution and termination of the Partnership; and (iv) all instruments relating to the admission of additional or substitute Partners or withdrawal of Partners in accordance with the terms of this Agreement. The foregoing grant of authority: (a) shall survive the death, incompetence or termination of existence of any or all of the Partners; (b) may be executed by the General Partner for the Partners by the signature of the General Partner together with a list of all of the Partners; (c) shall bind any person who becomes a substitute or additional Partner pursuant to this Agreement; and (d) shall continue to bind any Partner who assigns the whole or any portion of his interest, except that where the Assignee thereof has been approved for admission to the Partnership as a substitute Partner pursuant to this Agreement, then, as to such assigning Partner this power of attorney shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any instrument necessary to effect such substitution and file any instrument necessary to effect such substitution. Upon the request of the General Partner, the Partners shall execute any certificate or other instrument with respect to which the General Partner could have invoked this power of attorney.

                  Section 10.5 Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Partners, the Assignees and their respective legal representatives, heirs, successors and assigns.

                  Section 10.6 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                  Section 10.7 Fiscal Year. The fiscal year of the Partnership shall be the period, if any, specified in the Secured Loan Agreement or, if none is so specified, the period selected by the General Partner. The Partnership shall use the accrual method of accounting for tax and financial reporting purposes.

                  Section 10.8 Modifications to be in Writing. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing and adopted in accordance with the provisions of Section 10.3.

                  Section 10.9 Action for Partition or Distribution in Kind. Each of the parties hereto irrevocably waives any right which it may have to partition Partnership property or maintain an action for distribution of Partnership property in kind.

                  Section 10.10 Captions. The captions herein are inserted for convenience of reference only and shall not affect the construction of this Agreement.

                  Section 10.11 Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

                  Section 10.12 Validity and Severability. If any provision herein shall be held invalid or unenforceable, such decision shall not affect the validity or enforceability of any other provisions hereof, all of which other provisions shall, in such case, remain in full force and effect.

                  Section 10.13 Statutory References. Each reference in this Agreement to a particular statute or regulation, or a provision thereof, shall, at any particular time, be deemed to be a reference to such statute or regulation, or provision thereof, or to any similar or superseding statute or regulation, or provision thereof, as at such time in effect.

                  Section 10.14 Primacy of Certain Agreements. Notwithstanding anything to the contrary contained herein, the Partners acknowledge that the Partnership is currently and may in the future be subject to certain agreements, including the Secured Loan Agreement, the Area Development Agreement and the License Agreement, with terms that are or may be inconsistent with the provisions of this Agreement, and that the provisions of those agreements shall control in the event of any conflict herewith and may limit or preclude the Partners' ability to exercise their rights or realize any benefits otherwise available to them hereunder. The Partners further agree that any distribution made or compensation paid in violation of the Secured Loan Agreement, the Area Development Agreement or any License Agreement shall be reimbursed by the recipient thereof upon demand by the Partnership.

This Agreement is accepted and agreed to by:

                                         GENERAL PARTNER:
                                         EINSTEIN/NOAH BAGEL
                                                PARTNERS, INC.



                                         By:  /s/ Jeffrey L. Butler
                                              --------------------------
                                         Name:  Jeffrey L. Butler
                                         Title:  President

                                   SCHEDULE A


GENERAL PARTNER


Name                                                      Mailing Address
Einstein/Noah Bagel Partners, Inc.                    14123 Denver West Parkway
                                                      Golden, CO 80401


LIMITED PARTNERS

                   Mailing                   Capital                    Number
Name               Address                Contribution                 of Units